SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 November 10, 2005
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                         Odyssey Marine Exploration, Inc.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


          Nevada                   1-31895                84-1018684
----------------------------   ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                  5215 West Laurel Street, Tampa, Florida  33069
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                (813) 876-1776
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On November 10, 2005, the Board of Directors Odyssey Marine Exploration, Inc. (the "Company") appointed Michael V. Barton as Interim Chief Executive Officer of the Company. Also on November 10, 2005, John C. Morris temporarily left his position as Chief Executive Officer to recover from a series of medical treatments for a tumor in his neck. Mr. Morris will continue to serve as a Director and Chairman of the Board of the Company. Mr. Morris expects to be able to resume serving as CEO in several months.

     Mr. Barton served as Odyssey's Chief Financial Officer from May 2002 until May 2004. Since that time, he served as Managing Director of Intrust Advisors, LLC, and President of the Tampa Bay Estate Planning Council. From 1995 to May 2002 he was Vice President of the Wealth Management Group for First Union National Bank where he assisted high net worth clients with estate and business succession planning, investment strategies, and tax planning. Prior to that, Mr. Barton worked in the mutual fund industry as a Senior Compliance Officer and in public accounting. Mr. Barton received a B.S. in Business Administration and Master of Accountancy degrees from the University of South Florida. He is 45 years old.

     Mr. Barton will receive an annualized salary of $240,000 during his term as Interim CEO, which is expected to last no more than six months. It is also expected that the Board of Directors will consider granting him an incentive bonus package based on a recommendation by the Company's Compensation Committee. However, the terms of such an incentive bonus package have not been determined.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ODYSSEY MARINE EXPLORATION, INC.



Dated: November 10, 2005           By: /s/ Michael J. Holmes
                                       Michael J. Holmes, Chief Financial
                                       Officer